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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 9, 2006

                                  ATARI, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                       of incorporation or organization)

                        Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                        (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.02       Non-Reliance on Previously Issued Financial Statements or a
                Related Audit Report or Completed Interim Period

     (a) On February 9, 2006, management of Atari, Inc. determined the need to restate our consolidated statements of cash flows for the years ended March 31, 2005 and March 31, 2004, for the nine months ended December 31, 2004 and for the six months ended September 30, 2004. The previously issued financial statements and related reports of our independent registered public accounting firm should not be relied upon.

     The restatement involves correcting the presentation of the issuance of promissory notes received by us from Infogrames Entertainment, SA ("IESA"), our majority shareholder, in satisfaction of royalties due from IESA to us and in exchange for short-term notes receivable and other receivables due from related parties, and the original issuance of the short-term notes receivable, to reflect them as non-cash investing activities in our statements of cash flows. In our previously issued financial statements, the amounts associated with these transactions had been reported as cash provided by operating activities and cash used in investing activities. The restatement will have no effect on our previously issued consolidated balance sheets, income statements or statements of stockholders' equity. It also will have no effect on the previously reported increase or decrease in our cash for any of the periods to be restated, as detailed above.

     As a result of the foregoing, we intend to file a Form 10-K/A for the fiscal year ended March 31, 2005 and a Form 10-Q/A for the quarter ended September 30, 2005, restating the consolidated statements of cash flows included in those reports to correct the accounting treatment as discussed above.

     The Chairman of our Audit Committee and our Chief Financial Officer have discussed the matters disclosed in this filing with Deloitte & Touche LLP.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) On February 9, 2006, Diane Price Baker, our Executive Vice President and Chief Financial Officer, resigned. Her resignation will be effective as of the close of business this Friday, February 17, 2006. Ms. Baker resigned in order to pursue a new opportunity. We will immediately commence a search for a new Chief Financial Officer.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATARI, INC.


                                        By:         /s/ Bruno Bonnell
                                              ------------------------------
                                              Bruno Bonnell
                                               Chief Executive Officer, Chief
                                               Creative Officer and Chairman


Date:  February 15, 2006



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